PROSPECTUS

TEMPLETON
GROWTH
FUND, INC.

Class A, B & C

INVESTMENT STRATEGY
GLOBAL GROWTH

JANUARY 1, 1999





                                                  [FRANKLIN TEMPLETON LOGO]
                                                   FRANKLIN(R) TEMPLETON(R)




LIKE ALL MUTUAL FUND SHARES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                                    CONTENTS


                                    THE FUND
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INFORMATION ABOUT THE        2      Goal and Strategies
FUND YOU SHOULD KNOW
BEFORE INVESTING             3      Main Risks

                             6      Performance

                             7      Fees and Expenses

                             9      Management

                            11      Distributions and Taxes

                            12      Financial Highlights



                                    YOUR ACCOUNT
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INFORMATION ABOUt           13      Choosing a Share Class
SALES CHARGES, ACCOUNT
TRANSACTIONS AND            19      Buying Shares
SERVICES
                            21      Investor Services

                            24      Selling Shares

                            26      Account Policies

                            29      Questions



                                    FOR MORE INFORMATION
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WHERE TO LEARN MORE                 Back Cover
ABOUT THE FUND

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                                       2             .


                                    THE FUND

GOAL AND STRATEGIES
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[GRAPHIC OF TARGET]

GOAL The fund's investment goal is long-term capital growth.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest primarily in the equity securities of companies located anywhere in the world, including emerging markets.

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The fund invests primarily in a globally diversified portfolio of common stocks.
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Equity securities generally entitle the holder to participate in a company's general operating results. These include common stocks and preferred stocks. The fund also invests in American, European and Global Depositary Receipts. These are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Depending upon current market conditions, the fund generally invests up to 25% of its total assets in debt securities of companies and governments located anywhere in the world. Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. These include bonds, notes and debentures.

The Templeton investment philosophy is "bottom-up", value-oriented, and long-term. In choosing equity investments, the fund's manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered.

TEMPORARY INVESTMENTS The manager may take a temporary defensive position when the manager believes the markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances, the fund may be unable to pursue its investment goal, because it may not invest or may invest less in global stocks.

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Templeton Growth Fund, Inc.           3


MAIN RISKS
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[GRAPHIC OF LINE GRAPH]

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole. Value stock prices are considered "cheap" relative to the company's perceived value. They may not increase in value, as anticipated by the manager, if other investors fail to recognize the company's value and bid up the price or in markets favoring faster-growing companies.

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Because the securities the fund holds fluctuate in price, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
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FOREIGN SECURITIES Securities of companies and governments located outside the U.S. may involve risks that can increase the potential for losses in the fund. Investments in Depositary Receipts also involve some or all of the following risks.

COUNTRY. General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. These movements will affect the fund's share price and fund performance.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

The fund's investments in developing or emerging markets are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Foreign securities markets, including emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

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                                       4


COMPANY. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Foreign stock exchanges, trading systems, brokers and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts.

CURRENCY Many of the fund's investments are denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the fund owns and the fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency.

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Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.

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EURO. On January 1, 1999, the European Monetary Union (EMU) plans to introduce a new single currency, the euro, which will replace the national currency for the eleven participating member countries. If the fund holds investments in countries with currencies replaced by the euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted.

Because this change to a single currency is new and untested, the establishment of the euro may result in market volatility. For the same reason, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the fund may hold in its portfolio, and their impact on the value of fund shares and fund performance. To the extent the fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

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Templeton Growth Fund, Inc.           5


ILLIQUID SECURITIES The fund may invest up to 10% of its total assets in securities with a limited trading market. Such a market can result from political or economic conditions affecting previously established securities markets, particularly in emerging market countries.

INTEREST RATE When interest rates rise, debt security prices fall. The opposite is also true: debt security prices go up when interest rates fall. Generally, interest rates rise during times of inflation or a growing economy, and fall during an economic slowdown or recession. Securities with longer maturities usually are more sensitive to interest rate changes than securities with shorter maturities.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect its value and, thus, impact the value of fund shares.

YEAR 2000 When evaluating current and potential portfolio positions, Year 2000 is one of the factors the fund's manager considers.

The manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The manager, of course, cannot audit any company and its major suppliers to verify their Year 2000 readiness.

If a company in which the fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the price of the fund's shares. Please see page 10 for more information.

More detailed information about the fund, its policies and risks can be found in the fund's Statement of Additional Information (SAI).

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                                       6

PERFORMANCE
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[GRAPHIC BULL AND BEAR]

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past 10 calendar years. The table shows how the fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS(1)

                [BAR GRAPH]

YEAR
----
 88             23.60%
 89             22.56%                       ----------------
 90             -9.06%                       Best Quarter
 91             31.33%                       Q1 '91
 92              4.21%                       14.81%
 93             32.70%
 94              0.82%                       Worst Quarter
 95             19.83%                       Q3 '90
 96             20.55%                       -15.52%
 97             16.18%                       -----------------

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1997


                                       1 Year    5 Years  10 Years
--------------------------------------------------------------------------------

Templeton Growth Fund - Class A(2)      9.51%    16.17%    14.84%
MSCI World Index(3)                    16.23%    15.88%    11.14%


                                                  Since
                                                Inception
                                       1 Year    (5/1/95)
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Templeton Growth Fund - Class C(2)     13.11%     16.72%
MSCI World Index(3)                    16.23%     15.89%


(1) Figures do not reflect sales charges. If they did, returns would be lower. As of September 30, 1998, the fund's year-to-date return was -11.34% for Class A.

(2) Figures reflect sales charges.
All fund performance assumes reinvestment of dividends and capital gains. January 1, 1993, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.

(3) Source: Standard & Poor's(R) Micropal. The unmanaged MSCI World Index tracks the performance of approximately 1,500 securities in 23 countries and is designed to measure world stock market performance. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

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Templeton Growth Fund, Inc.           7

FEES AND EXPENSES
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[PERCENT GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. It is based on the fund's expenses for the fiscal year ended August 31, 1998.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                          CLASS A(1)  CLASS B(2)   CLASS C(1)
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Maximum sales charge (Load) as a
percentage of offering price                5.75%        4.00%       1.99%
  Load imposed on purchases                 5.75%        None        1.00%
  Maximum Deferred Sales Charge (Load)      None(3)      4.00%       0.99%(4)
Exchange fee(5)                             None         None        None

Please see "Choosing a Share Class" on page 13 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                          CLASS A(1)  CLASS B(2)   CLASS C(1)
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Management fees                             0.61%        0.61%       0.61%
Distribution and service (12b-1) fees(6)    0.25%        1.00%       1.00%
Other expenses                              0.22%        0.22%       0.22%
                                            ------------------------------
Total annual fund operating expenses        1.08%        1.83%       1.83%
                                            ==============================

(1) Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II.

(2) The fund began offering Class B shares on January 1, 1999. Annual fund operating expenses are based on the expenses for Class A and C for the fiscal year ended August 31, 1998. The distribution and service (12b-1) fees are based on the maximum fees allowed under Class B's Rule 12b-1 plan.

(3) A contingent deferred sales charge (CDSC) of 1% may apply to purchases of $1 million or more sold within 12 months (see page 13) and to purchases by certain retirement plans without an initial sales charge (see page 18).

(4) This is equivalent to a charge of 1% based on net asset value.

(5) There is a $5 fee for each exchange by a market timer (see page 27).

(6) Because of the distribution and service (12b-1) fees, over the long term you may indirectly pay more than the equivalent of the maximum permitted initial sales charge.

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                                       8


EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 YEAR     3 YEARS     5 YEARS    10 YEARS
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CLASS A                      $679(1)     $899       $1,136     $1,816
CLASS B
  Assuming you sold
  your shares at the
  end of the period          $586        $876       $1,190     $1,951(2)
  Assuming you stayed
  in the fund                $186        $576       $  990     $1,951(2)
CLASS C                      $382(3)     $670       $1,080     $2,226

(1) Assumes a contingent deferred sales charge (CDSC) will not apply.

(2) Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

(3) For the same Class C investment, your costs would be $284 if you did not sell your shares at the end of the first year. Your costs for the remaining periods would be the same.

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Templeton Growth Fund, Inc.           9


MANAGEMENT
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[GRAPHIC OF BRIEFCASE]

Templeton Global Advisors Limited (Global Advisors), Lyford Cay, Nassau, Bahamas, is the fund's investment manager. Together, Global Advisors and its affiliates manage over $216 billion in assets.

The fund's lead portfolio manager is:

MARK G. HOLOWESKO CFA, PRESIDENT OF GLOBAL ADVISORS
Mr. Holowesko has been a manager of the fund since 1987. He joined the Franklin Templeton Group in 1985.

The following individuals have secondary portfolio management responsibilities:

JEFFREY A. EVERETT CFA, EXECUTIVE VICE PRESIDENT OF GLOBAL ADVISORS
Mr. Everett has been a manager of the fund since 1994. He joined the Franklin Templeton Group in 1989.

RICHARD SEAN FARRINGTON CFA, VICE PRESIDENT OF GLOBAL ADVISORS
Mr. Farrington has been a manager of the fund since 1996. He joined the Franklin Templeton Group in 1991.

The fund pays the manager a fee for managing the fund's assets and making its investment decisions. For the fiscal year ended August 31, 1998, the fund paid 0.61% of its average daily net assets to the manager.

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                                       10


YEAR 2000 PROBLEM The fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a non-standard leap year may create difficulties for some systems.

When the Year 2000 arrives, the fund's operations could be adversely affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

The fund's manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and its manager may have no control.

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Templeton Growth Fund, Inc.           11


DISTRIBUTIONS AND TAXES
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[GRAPHIC OF MONEY]

INCOME AND CAPITAL GAINS DISTRIBUTIONS The fund intends to pay a dividend at least annually representing substantially all of its net investment income and any net realized capital gains. The amount of this distribution will vary and there is no guarantee the fund will pay dividends.

To receive a distribution, you must be a shareholder on the record date. The record date for the fund's distributions will vary. Please keep in mind that if you invest in the fund shortly before the record date of a distribution, any distribution will lower the value of the fund's shares by the amount of the distribution and you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for the fund's distributions, please call 1-800/DIAL BEN.

BACKUP WITHHOLDING
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By law, the fund must withhold 31% of your taxable distributions and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS instructs the fund to do so.
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TAX CONSIDERATIONS In general, fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the fund or receive them in cash. Any capital gains the fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell your shares, you may have a capital gain or loss. For tax purposes, an exchange of your fund shares for shares of a different Franklin Templeton Fund is the same as a sale. The tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Any foreign taxes the fund pays on its investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about federal, state, local or foreign tax consequences of your investment in the fund.

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                                       12


FINANCIAL HIGHLIGHTS
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[GRAPHIC OF DOLLAR BILLS]


This table presents the fund's financial performance for the past five years. This information has been audited by McGladrey & Pullen, LLP.

CLASS A                                                                    YEAR ENDED AUGUST 31,
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                                                      1998           1997          1996            1995(1)                1994
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PER SHARE DATA ($)
Net asset value, beginning of year                     22.47         18.75         18.96            18.95                17.47
                                                     -------------------------------------------------------------------------------
 Net investment income                                   .50           .54           .50              .39                  .29
 Net realized and unrealized gains (losses)            (2.76)         4.48          1.34             1.20                 2.58
                                                     -------------------------------------------------------------------------------
Total from investment operations                       (2.26)         5.02          1.84             1.59                 2.87
 Distributions from net investment income               (.55)         (.49)         (.44)            (.29)                (.27)
 Distributions from net realized gains                 (2.88)         (.81)        (1.61)           (1.29)               (1.12)
                                                     -------------------------------------------------------------------------------
Total distributions                                    (3.43)        (1.30)        (2.05)           (1.58)               (1.39)
                                                     -------------------------------------------------------------------------------
Net asset value, end of year                           16.78         22.47         18.75            18.96                18.95
                                                     ===============================================================================
Total return (%)(2)                                   (12.61)        28.28         10.85             9.51                17.47
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1 million)               11,117        12,129         8,451            6,964                5,612
Ratios to average net assets: (%)
 Expenses                                               1.08          1.08          1.09             1.12                 1.10
 Net investment income                                  2.53          2.81          2.87             2.40                 1.76
Portfolio turnover rate (%)                            48.23         41.81         19.63            35.21                27.35

CLASS C
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PER SHARE DATA ($)
Net asset value, beginning of year                     22.18         18.57         18.90            17.48
                                                     -------------------------------------------------------------------------------
 Net investment income                                   .38           .42           .49              .04
 Net realized and unrealized gains (losses)            (2.77)         4.39          1.19             1.38
                                                     -------------------------------------------------------------------------------
Total from investment operations                       (2.39)         4.81          1.68             1.42
 Distributions from net investment income               (.42)         (.39)         (.40)              --
 Distributions from net realized gains                 (2.88)         (.81)        (1.61)              --
                                                     -------------------------------------------------------------------------------
Total distributions                                    (3.30)        (1.20)        (2.01)              --
                                                     -------------------------------------------------------------------------------
Net asset value, end of year                           16.49         22.18         18.57            18.90
                                                     ===============================================================================
Total return (%)(2)                                   (13.32)        27.30          9.99             8.12
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)                  872,219       755,184       280,087           42,548
Ratios to average net assets: (%)
 Expenses                                               1.83          1.84          1.87             1.86(3)
 Net investment income                                  1.79          2.14          2.25             1.61(3)
Portfolio turnover rate (%)                            48.23         41.81         19.63            35.21

1. Figures for Class C are for the period May 1, 1995 (effective date) through August 31, 1995.

2. Total return does not include sales charges, and is not annualized.

3. Annualized.

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Templeton Growth Fund, Inc.           13


                                  YOUR ACCOUNT
CHOOSING A SHARE CLASS
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[GRAPHIC OF PENCIL]

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide.

          CLASS A                            CLASS B                             CLASS C
-----------------------------------------------------------------------------------------------------
- Initial sales charge of 5.75%    - No initial sales charge          - Initial sales charge of 1%
  or less
                                   - Deferred sales charge of 4%      - Deferred sales charge of
- Deferred sales charge of 1%        or less on shares you sell         1% on shares you sell within
  on purchases of $1 million or      within six years                   18 months
  more sold within 12 months
                                   - Higher annual expenses than      - Higher annual expenses than
- Lower annual expenses than         Class A (same as Class C)          Class A (same as Class B)
  Class B or C due to lower          due to higher distribution         due to higher distribution
  distribution fees                  fees. Automatic conversion to      fees. No conversion to
                                     Class A shares after eight         Class A shares, so annual
                                     years, reducing future             expenses do not decrease.
                                     annual expenses.

  Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II. The fund began offering Class B shares on January 1, 1999.

SALES CHARGES - CLASS A

                                THE SALES CHARGE MAKES UP        WHICH EQUALS THIS %
when you invest this amount     THIS % OF THE OFFERING PRICE   OF YOUR NET INVESTMENT
-------------------------------------------------------------------------------------
Under $50,000                              5.75                         6.10
$50,000 but under $100,000                 4.50                         4.71
$100,000 but under $250,000                3.50                         3.63
$250,000 but under $500,000                2.50                         2.56
$500,000 but under $1 million              2.00                         2.04

INVESTMENTS OF $1 MILLION OR MORE If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page 16), you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see page 15).

DISTRIBUTION AND SERVICE (12b-1) FEES Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the fund to pay distribution fees of up to 0.25% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because


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                                       14


these fees are paid out of Class A's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


SALES CHARGES - CLASS B


if you sell your shares within              THIS % IS DEDUCTED FROM
this many years after buying them           YOUR PROCEEDS AS A CDSC
------------------------------------------------------------------------------
1 Year                                                 4
2 Years                                                4
3 Years                                                3
4 Years                                                3
5 Years                                                2
6 Years                                                1
7 Years                                                0


With Class B shares, there is no initial sales charge. However, there is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page 15). After 8 years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.

MAXIMUM PURCHASE AMOUNT The maximum amount you may invest in Class B shares at one time is $249,999. We invest any investment of $250,000 or more in Class A shares, since a reduced initial sales charge is available and Class A's annual expenses are lower.

RETIREMENT PLANS Class B shares are not available to all retirement plans. Class B shares are only available to IRAs (of any type), Franklin Templeton Trust Company 403(b) plans, and Franklin Templeton Trust Company qualified plans with participant or earmarked accounts.

DISTRIBUTION AND SERVICE (12b-1) FEES Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the fund to pay distribution and other fees of up to 1% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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Templeton Growth Fund, Inc.           15


SALES CHARGES - CLASS C

                                THE SALES CHARGE MAKES UP      WHICH EQUALS THIS %
when you invest this amount   THIS % OF THE OFFERING PRICE   OF YOUR NET INVESTMENT
-----------------------------------------------------------------------------------
Under $1 million                          1.00                         1.01


We invest any investment of $1 million or more in Class A shares, since there is no initial sales charge and Class A's annual expenses are lower.

CDSC There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see below).

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The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the fund to pay distribution and other fees of up to 1% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B & C The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends.

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton Fund (please see page 22 for exchange information).

SALES CHARGE REDUCTIONS AND WAIVERS If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.

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                                       16


QUANTITY DISCOUNTS We offer several ways for you to combine your purchases in the Franklin Templeton Funds to take advantage of the lower sales charges for large purchases of Class A shares.

- Cumulative Quantity Discount - lets you combine all of your shares in the Franklin Templeton Funds for purposes of calculating the sales charge. You may also combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21. Certain company and retirement plan accounts may also be included.

- Letter of Intent (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve a portion of your shares to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.

            To sign up for these programs, complete the appropriate
                      section of your account application.

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The FRANKLIN TEMPLETON FUNDS include all of the Franklin Templeton U.S. registered mutual funds, except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund.
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REINSTATEMENT PRIVILEGE If you sell shares of a Franklin Templeton Fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

If you paid a CDSC when you sold your Class A or C shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply. For Class B shares reinvested in Class A, a new CDSC will not apply, although your account will not be credited with the amount of any CDSC paid when you sold your Class B shares.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

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Templeton Growth Fund, Inc.           17


WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS Class A shares may be purchased without an initial sales charge or CDSC by investors who reinvest within 365 days:

- certain payments received under an annuity contract that offers a Franklin Templeton insurance fund option

- distributions from an existing retirement plan invested in the Franklin Templeton Funds

- dividend or capital gain distributions from a real estate investment trust sponsored or advised by Franklin Properties, Inc.

- redemption proceeds from a repurchase of Franklin Floating Rate Trust shares held continuously for at least 12 months

- redemption proceeds from Class A of any Templeton Global Strategy Fund, if you are a qualified investor. If you paid a CDSC when you sold your shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply.

WAIVERS FOR CERTAIN INVESTORS Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions, including:

- certain trust companies and bank trust departments investing $1 million or more in assets over which they have full or shared investment discretion

- government entities that are prohibited from paying mutual fund sales charges

- certain unit investment trusts and their holders reinvesting trust distributions

-     group annuity separate accounts offered to retirement plans

- employees and other associated persons or entities of Franklin Templeton or of certain dealers

- Chilean retirement plans that meet the requirements for retirement plans described below.

-     certain German insurance companies

          If you think you may be eligible for a sales charge waiver, call your investment representative or call Shareholder Services at 1-800/632-2301 for more information.

PAGE
                                       18


CDSC WAIVERS The CDSC for each class generally will be waived:

-     to pay account fees

- to make payments through systematic withdrawal plans, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually depending on the frequency of your plan

- for redemptions by Franklin Templeton Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect(R) (not applicable to Class B)

- for IRA distributions due to death or disability or upon periodic distributions based on life expectancy (for Class B, this applies to all retirement accounts, not only IRAs)

- to return excess contributions (and earnings, if applicable) from retirement plan accounts

-     for redemptions following the death of the shareholder or beneficial owner

- for participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans (not applicable to Class B)

RETIREMENT PLANS Certain retirement plans may buy Class A shares without an initial sales charge. To qualify, the plan must be sponsored by an employer:

-     with at least 100 employees, or

-     with retirement plan assets of $1 million or more, or

- that agrees to invest at least $500,000 in the Franklin Templeton Funds over a 13-month period

A CDSC may apply. Retirement plans other than SIMPLEs, SEPs, or plans that qualify under section 401 of the Internal Revenue Code also must qualify under our group investment program to buy Class A shares without an initial sales charge. Any retirement plan that does not qualify to buy Class A shares without an initial sales charge and that was a shareholder of the fund on or before February 1, 1995, may buy Class A shares with a maximum initial sales charge of 4% (as a percentage of the offering price).

          For more information, call your investment representative or Retirement Plan Services at 1-800/527-2020.

PAGE

Templeton Growth Fund, Inc.           19


GROUP INVESTMENT PROGRAM Allows established groups of 11 or more investors to invest as a group. For sales charge purposes, the group's investments are added together. There are certain other requirements and the group must have a purpose other than buying fund shares at a discount.

BUYING SHARES
-------------------------------------------------------------------------------
[GRAPHIC OF PEN AND PAPER]


MINIMUM INVESTMENTS

------------------------------------------------------------------------------------------
                                                                  INITIAL       ADDITIONAL
------------------------------------------------------------------------------------------
Regular accounts                                                  $1,000           $50
------------------------------------------------------------------------------------------
UGMA/UTMA accounts                                                  $100           $50
------------------------------------------------------------------------------------------
Retirement accounts
(other than IRAs, IRA rollovers, Education IRAs or Roth IRAs)    no minimum     no minimum
------------------------------------------------------------------------------------------
IRAs, IRA rollovers, Education IRAs or Roth IRAs                    $250           $50
------------------------------------------------------------------------------------------
Broker-dealer sponsored wrap account programs                       $250           $50
------------------------------------------------------------------------------------------
Full-time employees, officers, trustees and directors of
Franklin Templeton entities, and their immediate family members     $100           $50
------------------------------------------------------------------------------------------

ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will invest your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see the next page).

PAGE
                                       20


BUYING SHARES
-------------------------------------------------------------------------------

                         OPENING AN ACCOUNT           ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------
[GRAPHIC OF TWO PEOPLE
SHAKING HANDS]

THROUGH YOUR INVESTMENT  Contact your investment      Contact your investment
REPRESENTATIVE           representative               representative
--------------------------------------------------------------------------------
[GRAPHIC ENVELOPE]
BY MAIL                  Make your check payable      Make your check payable
                         to Templeton Growth Fund,    to Templeton Growth
                         Inc.                         Fund, Inc. Include your
                                                      account number on the
                         Mail the check and your      check.
                         signed application to
                         Investor Services.           Fill out the deposit
                                                      slip from your account
                                                      statement. If you do not
                                                      have a slip, include a
                                                      note with your name, the
                                                      fund name, and your
                                                      account number.

                                                      Mail the check and
                                                      deposit slip or note to
                                                      Investor Services.
--------------------------------------------------------------------------------
[GRAPHIC ELECTRICITY]
BY WIRE

1-800/632-2301           Call to receive a wire       Call to receive a wire
(or 1-650/312-2000       control number and wire      control number and wire
collect)                 instructions.                instructions.

                         Mail your signed             To make a same day wire
                         application to Investor investment, please call Services. Please include us by 1:00 p.m. pacific the wire control number time and make sure your
                         or your new account          wire arrives by 3:00
                         number on the                p.m.
                         application.

                         To make a same day wire
                         investment, please call
                         us by 1:00 p.m. pacific
                         time and make sure your
                         wire arrives by 3:00 p.m.
--------------------------------------------------------------------------------
[GRAPHIC EXCHANGE
ARROWS]
BY EXCHANGE              Call Shareholder Services    Call Shareholder Services
                         at the number below, or      at the number below or
TeleFACTS(R)             send signed written          our automated TeleFACTS
1-800/247-1753           instructions. The            system, or send signed
(around-the-clock        TeleFACTS system cannot      written instructions.
access)                  be used to open a new
                         account.

                         (Please see page 22 for      (Please see page 22 for
                         information on exchanges.)   information on exchanges.)
--------------------------------------------------------------------------------

   FRANKLIN TEMPLETON INVESTOR SERVICES 100 FOUNTAIN PARKWAY, P.O. BOX 33030,
                          ST. PETERSBURG, FL 33733-8030
                         CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME)

PAGE

Templeton Growth Fund, Inc.           21

INVESTOR SERVICES
[GRAPHIC OF MAN WEARING HEADSET]
-------------------------------------------------------------------------------

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in the fund by automatically transferring money from your checking or savings account each month to buy shares. The minimum investment to open an account with an automatic investment plan is $50 ($25 for an Education IRA). To sign up, complete the appropriate section of your account application.

--------------------------------------------------------------------------------
For Franklin Templeton Trust Company retirement plans, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
--------------------------------------------------------------------------------

DISTRIBUTION OPTIONS You may reinvest distributions you receive from the fund in an existing account in the same share class* of the fund or another Franklin Templeton Fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the fund.

         *Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund.

RETIREMENT PLANS Franklin Templeton offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Plan Services at 1-800/527-2020.

PAGE
                                       22

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton Fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

--------------------------------------------------------------------------------
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
--------------------------------------------------------------------------------

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton Funds within the same class*, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your

PAGE

Templeton Growth Fund, Inc.           23


shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton Fund, the time your shares are held in that fund will count towards the eight year period for automatic conversion to Class A shares.

Frequent exchanges can interfere with fund management or operations and drive up costs for all shareholders. To protect shareholders, there are limits on the number and amount of exchanges you may make (please see "Market Timers" on page
27).

*Certain Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge. Advisor Class shareholders of another Franklin Templeton Fund who do not qualify to buy the fund's Advisor Class also may exchange into Class A without any sales charge. Advisor Class shareholders who exchange their shares for Class A shares and later decide they would like to exchange into another fund that offers Advisor Class may do so.

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.

PAGE


                                      24

SELLING SHARES
-------------------------------------------------------------------------------
[GRAPHIC CERTIFICATE]

You can sell your shares at any time.

SELLING SHARES IN WRITING Requests to sell $100,000 or less can generally be made over the phone or with a simple letter. Sometimes, however, to protect you and the fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

- you are selling more than $100,000 worth of shares

- you want your proceeds paid to someone who is not a registered owner

- you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

- you have changed the address on your account by phone within the last 15 days

We may also require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the fund against potential claims based on the instructions received.

--------------------------------------------------------------------------------
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
--------------------------------------------------------------------------------

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS Before you can sell shares in a Franklin Templeton Trust Company retirement plan, you may need to complete additional forms. For participants under age 59 1/2, tax penalties may apply. Call Retirement Plan Services at 1-800/527-2020 for details.

PAGE

Templeton Growth Fund, Inc.           25


SELLING SHARES

                          TO SELL SOME OR ALL OF YOUR SHARES
--------------------------------------------------------------------------------
[GRAPHIC TWO PEOPLE        Contact your investment representative
SHAKING HANDS]

THROUGH YOUR
INVESTMENT
REPRESENTATIVE
--------------------------------------------------------------------------------
[GRAPHIC ENVELOPE]         Send written instructions and endorsed share
                           certificates (if you hold share certificates) to
BY MAIL                    Investor Services. Corporate, partnership or trust
                           accounts may need to send additional documents.

                           Specify the fund, the account number and the dollar value or number of shares you wish to sell. If you own both Class A and B shares, also specify the class of shares, otherwise we will sell your Class A shares first. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                           A check will be mailed to the name(s) and address on
                           the account, or otherwise according to your written
                           instructions.
--------------------------------------------------------------------------------
[GRAPHIC PHONE]            As long as your transaction is for $100,000 or less,
                           you do not hold share certificates and you have not
BY PHONE                   changed your address by phone within the last 15
                           days, you can sell your shares by phone.
1-800/632-2301
                           A check will be mailed to the name(s) and address on
                           the account. Written instructions, with a signature
                           guarantee, are required to send the check to another
                           address or to make it payable to another person.
--------------------------------------------------------------------------------
[GRAPHIC ELECTRICITY]      You can call or write to have redemption proceeds of
                           $1,000 or more wired to a bank or escrow account. See
BY WIRE                    the policies above for selling shares by mail or
                           phone.

                           Before requesting a wire, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and address, your bank account number, the ABA routing number, and a signature guarantee.

                           Requests received in proper form by 1:00 p.m. pacific
                           time will be wired the next business day.
--------------------------------------------------------------------------------
[GRAPHIC EXCHANGE          Obtain a current prospectus for the fund you are
ARROWS]                    considering.

BY EXCHANGE                Call Shareholder Services at the number below or our
                           automated TeleFACTS system, or send signed written
                           instructions. See the policies above for selling
TeleFACTS(R)               shares by mail or phone.
1-800/247-1753
(around-the-clock          If you hold share certificates, you will need to
access)                    return them to the fund before your exchange can be
                           processed.
--------------------------------------------------------------------------------

   FRANKLIN TEMPLETON INVESTOR SERVICES 100 FOUNTAIN PARKWAY, P.O. BOX 33030,
                          ST. PETERSBURG, FL 33733-8030
                         CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME)

PAGE

                                       26

ACCOUNT POLICIES
-------------------------------------------------------------------------------
[GRAPHIC PAGE]

CALCULATING SHARE PRICE The fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. pacific time). Each class's NAV is calculated by dividing its net assets by the number of its shares outstanding.

The fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the fund holds securities listed primarily on a foreign exchange that trades on days when the fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

--------------------------------------------------------------------------------
When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).
--------------------------------------------------------------------------------

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS AND REPORTS You will receive confirmations and account statements that show your account transactions. You will also receive the fund's financial reports every six months. To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

PAGE

Templeton Growth Fund, Inc.           27


If there is a dealer or other investment representative of record on your account, he or she will also receive confirmations, account statements and other information about your account directly from the fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

MARKET TIMERS The fund may restrict or refuse exchanges by market timers. If accepted, each exchange by a market timer will be charged $5. You will be considered a market timer if you have (i) requested an exchange out of the fund within two weeks of an earlier exchange request, or (ii) exchanged shares out of the fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets, or (iv) otherwise made large or frequent exchanges. Shares under common ownership or control are combined for these limits.

ADDITIONAL POLICIES Please note that the fund maintains additional policies and reserves certain rights, including:

- The fund may refuse any order to buy shares, including any purchase under the exchange privilege.

- At any time, the fund may change its investment minimums or waive or lower its minimums for certain purchases.

- The fund may modify or discontinue the exchange privilege on 60 days' notice.

- You may only buy shares of a fund eligible for sale in your state or jurisdiction.

- In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

PAGE

                                      28


- For redemptions over a certain amount, the fund reserves the right to make payments in securities or other assets of the fund, in the case of an emergency or if the payment by check would be harmful to existing shareholders.

- To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the fund promptly.

DEALER COMPENSATION Qualifying dealers who sell fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.

                                             CLASS A       CLASS B     CLASS C
--------------------------------------------------------------------------------
COMMISSION (%)                                   --          4.00        2.00
Investment under $50,000                       5.00            --          --
$50,000 but under $100,000                     3.75            --          --
$100,000 but under $250,000                    2.80            --          --
$250,000 but under $500,000                    2.00            --          --
$500,000 but under $1 million                  1.60            --          --
$1 million or more                       up to 1.00(1)         --          --
12b-1 FEE TO DEALER                            0.25          0.25(2)     1.00(3)

A dealer commission of up to 1% may be paid on Class A NAV purchases by certain retirement plans (1) and up to 0.25% on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs. For certain retirement plans that do not qualify to buy Class A shares at NAV but that qualify to buy Class A shares with a maximum initial sales charge of 4%, a dealer commission of 3.2% may be paid.

(1) During the first year after purchase, dealers may not be eligible to receive the 12b-1 fee.

(2) Dealers may be eligible to receive up to 0.25% from the date of purchase. After 8 years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.

(3) Dealers may be eligible to receive up to 0.25% during the first year after purchase and may be eligible to receive the full 12b-1 fee starting in the 13th month.

PAGE

Templeton Growth Fund, Inc.           29

QUESTIONS
-------------------------------------------------------------------------------
[GRAPHIC QUESTION MARK]

If you have any questions about the fund or your account, you can write to us at 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030. You can also call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                                HOURS (PACIFIC TIME,
DEPARTMENT NAME           TELEPHONE NUMBER     MONDAY THROUGH FRIDAY)
--------------------------------------------------------------------------------
Shareholder Services       1-800/ 632-2301     5:30 a.m. to 5:00 p.m.
Fund Information           1-800/ DIAL BEN     5:30 a.m. to 8:00 p.m.
                          (1-800/ 342-5236)    6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Plan Services   1-800/ 527-2020     5:30 a.m. to 5:00 p.m.
Dealer Services            1-800/ 524-4040     5:30 a.m. to 5:00 p.m.
Institutional Services     1-800/ 321-8563     6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)     1-800/ 851-0637     5:30 a.m. to 5:00 p.m.

PAGE
                                       30



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PAGE

FRANKLIN TEMPLETON LITERATURE REQUEST

Call 1-800/DIAL BEN(R) (1-800/342-5236) today for a free descriptive brochure and prospectus on any of the funds listed below. The prospectus contains more complete information, including fees, sales charges and expenses, and should be read carefully before investing or sending money.

GLOBAL GROWTH
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Global Infrastructure Fund
Templeton Global Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH
AND INCOME
Franklin Global Utilities Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and Income Fund

GLOBAL INCOME
Franklin Global Government Income Fund
Franklin Templeton Global Currency Fund
Franklin Templeton Hard Currency Fund
Templeton Americas Government Securities Fund

GROWTH
Franklin Biotechnology Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap Growth Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet Investment Fund*
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund*
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Rising Dividends Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton Growth Target Fund

INCOME
Franklin Adjustable Rate Securities Fund
Franklin Adjustable U.S. Government Securities Fund
Franklin's AGE High Income Fund
Franklin Bond Fund
Franklin Floating Rate Trust
Franklin Investment Grade Income Fund
Franklin Short-Intermediate U.S. Government Securities Fund
Franklin Strategic Income Fund
Franklin U.S. Government Securities Fund
Franklin Money Fund

TAX-FREE INCOME
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free Income Fund
Tax-Exempt Money Fund

STATE-SPECIFIC TAX-FREE INCOME
Alabama
Arizona**
Arkansas***
California**
Colorado
Connecticut
Florida**
Georgia
Hawaii***
Indiana
Kentucky
Louisiana
Maryland
Massachusetts+
Michigan**
Minnesota+
Missouri
New Jersey
New York**
North Carolina
Ohio+
Oregon
Pennsylvania
Tennessee***
Texas
Virginia
Washington***

VARIABLE ANNUITIES++
Franklin Valuemark(R)
Franklin Templeton Valuemark Income Plus (an immediate annuity)

* These funds are now closed to new accounts, with the exception of retirement plan accounts.

** Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

*** The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

+ Portfolio of insured municipal securities.

++ Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC. The Franklin Valuemark Funds are managed by Franklin Advisers, Inc. and its Templeton and Franklin affiliates.

12/98

PAGE

FOR MORE INFORMATION

You can learn more about the fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and fund strategies, financial statements, detailed performance information, portfolio holdings, and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below.

FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
www.franklin-templeton.com

You can also obtain information about the fund by visiting the SEC's Public Reference Room in Washington D.C. (phone 1-800/SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009. You can also visit the SEC's Internet site at http://www.sec.gov.


Investment Company Act file #811-4892                                101 P 01/99